SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   APRIL 7, 1998


                   MARCUS CABLE COMPANY, L.P.
              MARCUS CABLE OPERATING COMPANY, L.P.
                MARCUS CABLE CAPITAL CORPORATION
              MARCUS CABLE CAPITAL CORPORATION II
              MARCUS CABLE CAPITAL CORPORATION III
   (Exact name of registrants as specified in their charters)


DELAWARE           33-81088 & 33-67390 & 33-93808     75-2337471
DELAWARE                 33-81088-01                  75-2495706
DELAWARE                 33-67390-01                  75-2546077
DELAWARE                 33-81088-02                  75-2546713
DELAWARE                 33-93808-01                  75-2599586
(State or           (Commission File Number)       (I.R.S. Employer
other jurisdiction                                 Identification No.)
of incorporation
or organization)


     2911 TURTLE CREEK BOULEVARD, SUITE 1300
               DALLAS, TEXAS                        75219-6257
     (Address of principal executive offices)        (Zip Code)

                         (214) 521-7898
      (Registrants' telephone number, including area code)





                          Page 1 of 10
                  Index to Exhibits on Page 7

ITEM 5.  OTHER EVENTS.

     On April 6, 1998, Marcus Cable Company, L.P. (the "Company") announced that investor Paul G. Allen has entered into an agreement to acquire all of the limited partnership interests in the Company. For information regarding this transaction, reference is made to the press release attached hereto as Exhibit 20.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     20.1      Press Release dated April 6, 1998.




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

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               MARCUS CABLE COMPANY, L.P.
               (Registrant)

               By:  Marcus Cable Properties, L.P., its general
                    partner,

                    By:  Marcus Cable Properties, Inc., its
                         general partner,

April 7, 1998            By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Properties, Inc.(Principal Executive
                              Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Properties, Inc. (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Properties, Inc.
                              (Principal Accounting Officer)

                    MARCUS CABLE OPERATING COMPANY, L.P.
                    (Registrant)

                    By:  Marcus Cable Company, L.P., its general
                         partner,

                      By:     Marcus Cable Properties, L.P., its
                              general partner,

                         By:  Marcus Cable Properties, Inc., its
                              general partner,

April 7, 1998            By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Properties, Inc. (Principal
                              Executive Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Properties, Inc. (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Properties, Inc.
                              (Principal Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION
                    (Registrant)

April 7, 1998            By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Capital Corporation (Principal
                              Executive Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Capital Corporation (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Capital Corporation
                              (Principal Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION II
                    (Registrant)

April 7, 1998            By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Capital Corporation II (Principal
                              Executive Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Capital Corporation II (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Capital Corporation
                              II (Principal Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION III
                    (Registrant)

April 7, 1998            By:  /s/ Jeffrey A. Marcus
                              Jeffrey A. Marcus
                         Its: President, Chief Executive Officer
                              and Sole Director of Marcus Cable
                              Capital Corporation III (Principal
                              Executive Officer)

                         By:  /s/ Thomas P. McMillin
                              Thomas P. McMillin
                         Its: Executive Vice President and Chief
                              Financial Officer of Marcus Cable
                              Capital Corporation III (Principal
                              Financial Officer)

                         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller
                              of Marcus Cable Capital Corporation
                              III (Principal Accounting  Officer)

                        INDEX TO EXHIBITS

<CAPTION

Exhibit                                                                Page
Number    Description                                                Number
20.1     Press Release dated April 6, 1998                              7


                                                   Exhibit 20.1












For Release 1 p.m. CDT
April 6, 1998


  PAUL G. ALLEN ACQUIRES ALL LIMITED PARTNERSHIP INTERESTS IN
        MARCUS CABLE IN MULTIBILLION DOLLAR TRANSACTION
Nation's Tenth-Largest Cable Operator Joins Allen's "Wired World"

DALLAS - APRIL 6, 1998 - Investor Paul G. Allen today announced he has entered into an agreement to acquire all of the limited partnership interests in the nation's tenth-largest cable operator, Marcus Cable in a $2.775 billion transaction. The company joins Allen's "Wired World" portfolio of investments in new media, entertainment and technology companies. Through the purchase of the company's limited partnership interests, Allen becomes a full partner in Marcus Cable and will take an active role in the strategic direction of the company. Company founder Jeffrey Marcus remains the general partner and chairman. This transaction represents Allen's largest personal investment to date. The price represents approximately 11 times the company's annualized cash flow at closing.

"For over 20 years I have been talking about and investing in the `wired world,' a connected future marked by the merger of high-bandwidth data channels, the power of the personal computer and the availability of compelling content," Allen said. "Cable companies are uniquely positioned to deliver the next generation of advanced data services, and are therefore a perfect fit for this investment strategy. This, combined with the company's strong management team, made Marcus Cable a compelling investment. I look forward to working with them on delivering the next generation of digital products and services to our customers, and I look forward to continuing to invest in the cable industry."

"We are thrilled with the prospect of working with Paul to help bring to fruition his vision of the future of cable television," said Jeffrey Marcus, chairman, CEO and president of Marcus Cable.


                              more
page two

"With his investment in our company and in our industry, he brings a unique perspective; simply put, he envisions the future in a way most of us are incapable of doing. Earlier this year when we engaged Goldman, Sachs & Co. to evaluate alternatives for us, one of our options was to find a strategic partner who would want to build upon the base that we have created. In Paul Allen, we have an individual who not only believes strongly in the future of the cable television business, but who would also like to see Marcus Cable continue to grow. Truly this is the ideal outcome, not only for us but for the cable television industry."

The agreement was signed on April 3, 1998, and is effective immediately. The terms of the financing were not disclosed.

Allen and Marcus have announced that, to commemorate their new association, they will make a $2 million joint contribution to the National Cable Television Center and Museum to be located at the University of Denver.

ABOUT MARCUS CABLE

Marcus Cable is the nation's tenth-largest cable television company, serving over 1.2 million customers. Last fall, the company announced that it was seeking buyers for certain nonstrategic systems serving 193,000 customers in eight states. To date, three separate transactions have been announced, encompassing 161,000 customers. Marcus Cable also announced on April 1, 1998 that it completed the purchase of a system in suburban Birmingham, Ala., serving 23,000 customers. Pro forma for all divestitures and the Alabama acquisition, Marcus Cable will serve approximately 1.1 million customers in six distinct clusters. These clusters are located in Wisconsin (approximately 400,000 customers), the Dallas/Fort Worth Metroplex (approximately 200,000 customers) Birmingham and environs (approximately 140,000 customers), the Los Angeles basin and north-central California (approximately 135,000 customers), Indiana (approximately 114,000 customers) and eastern Tennessee/western North Carolina (approximately 100,000 customers).

ABOUT PAUL G. ALLEN

Paul G. Allen owns and invests in a suite of companies exploring the potential of multimedia digital communications. Allen's business strategy includes encouraging communications and synergy between his companies for mutual benefit. His primary companies include Asymetrix Corp., Vulcan Ventures Inc. and Vulcan Northwest Inc., all of Bellevue, Wash., and Interval Research Corp. of Palo Alto, Calif. He is the founder and largest shareholder of Starwave Corp. of Bellevue. Allen is owner of the Portland Trail Blazers NBA team and the NFL's Seattle Seahawks franchise, is a partner in the entertainment studio DreamWorks SKG and holds investments in more than 35 new-media companies. Allen has been pioneering new trails in the microcomputer industry since he co-founded Microsoft Corp. with Bill Gates in 1975.

                              more
page three

He served as Microsoft's executive vice president of research and new product development, the company's senior technology post, until 1983. Allen gives back to the community through the six Allen Charitable Foundations, which support arts, medical, forest protection and other charitable needs in the Pacific Northwest, and is the founder of Experience Music Project in Seattle.


                             # # #

               FOR MORE INFORMATION, PRESS ONLY:

                       For Paul G. Allen
  Susan Pierson, 1.800.226.1827 or 425.453.1940 Susanp@vnw.com
                       www.paulallen.com

                        For Marcus Cable
                   Ross Heupel, Marcus Cable
                          214.523.8431
                      www.marcuscable.com

                 Kyle Crews, Halycon Associates
                          214.754.6070




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